UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(Address of principal executive offices and zip code)

(904) 737-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ADSW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 8.01	Other Events.

Advanced Disposal Services, Inc. (the “Company”) has fixed November 20, 2019 as the date for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and the close of business on September 27, 2019 as the record date for determining the holders of shares of the Company’s Common Stock entitled to notice of and to vote at the 2019 Annual Meeting and any adjournment or postponement thereof. The Company will file with the Securities and Exchange Commission and deliver to stockholders definitive proxy materials containing additional information about the 2019 Annual Meeting. The Company has established the close of business on September 30, 2019 as the new deadline for the receipt of any written stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Eligible stockholders who wish to submit a proposal for inclusion in the proxy statement for our 2019 Annual Meeting should notify our Corporate Secretary at Advanced Disposal Services, Inc., 90 Fort Wade Road, Ponte Vedra, FL 32081. Any such proposal must comply with the requirements set forth in the federal securities laws, including Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy statement and proxy card for the 2019 Annual Meeting.

The Company has rescheduled its 2019 Annual Meeting to comply with the New York Stock Exchange (NYSE) requirement to hold an annual meeting. The Company postponed the 2019 Annual Meeting of Stockholders, originally scheduled to be held on May 22, 2019, given the Company’s pending acquisition by Waste Management, Inc. (“Waste Management”), pursuant to which a wholly-owned subsidiary of Waste Management will merge with and into the Company, with the Company continuing as the surviving company and an indirect, wholly-owned subsidiary of Waste Management, at which point it will cease to be an independent public company (the “Merger”). Further details can be found in the Company’s Form 8-K related to this matter, filed with the Securities and Exchange Commission on April 15, 2019 and the Company’s definitive proxy statement with respect to the Merger, filed with the Securities and Exchange Commission on May 23, 2019. As previously disclosed, the Merger is expected to close during the first quarter of 2020, subject to the satisfaction of customary closing conditions, including regulatory approvals.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (c) other conditions to the consummation of the Merger may not be satisfied under the Agreement and Plan of Merger, dated April 14, 2019 (as may be amended from time to time, the “Merger Agreement”) among the Company, Waste Management, and Everglades Merger Sub Inc., a wholly-owned subsidiary of Waste Management; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Waste Management a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters;

(4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company has no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DISPOSAL SERVICES, INC.

Dated: September 23, 2019

By:	/s/ Jeffrey C. Everett
Name: Jeffrey C. Everett
Title: Vice President, Associate General Counsel